INVESTOR PRESENTATION June 2021

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements . Forward - looking statements give our current expectations or forecasts of future events . You can identify these statements by the fact that they do not relate strictly to historical or current facts . Forward - looking statements involve risks and uncertainties and include statements regarding, among other things, our projected revenue growth and profitability, our growth strategies and opportunity, anticipated trends in our market and our anticipated needs for working capital . They are generally identifiable by use of the words “may,” “will,” “should,” “anticipate,” “estimate,” “plans,” “potential,” “projects,” “continuing,” “ongoing,” “expects,” “management believes,” “we believe,” “we intend” or the negative of these words or other variations on these words or comparable terminology . Additional examples of forward - looking statements in this presentation include, but are not limited to, our expectations regarding our business strategy, business prospects, the market in which we operate, operating results, operating expenses, working capital, liquidity and capital expenditure requirements . Important assumptions relating to the forward - looking statements include, among others, assumptions regarding demand for our products, the cost, terms and availability of components, pricing levels, the timing and cost of capital expenditures, competitive conditions and general economic conditions . These statements are based on our management’s expectations, beliefs and assumptions concerning future events affecting us, which in turn are based on currently available information . These assumptions could prove inaccurate . Although we believe that the estimates and projections reflected in the forward - looking statements are reasonable, our expectations may prove to be incorrect . This is not an offer to sell or a solicitation of an offer to buy any securities . Any such offer is only made by offering materials that are subject to specific terms and conditions, and only to Accredited Investors under the Federal Securities Laws . Neither the Securities and Exchange Commission, nor any other federal or state authority has passed upon or endorsed the merits of the accuracy or adequacy of the information in this presentation . 2 SBEV

Splash Beverage Group (NYSE American : SBEV ) owns a growing portfolio of successful alcoholic and non - alcoholic beverage brands . The Company’s strategy is to rapidly develop new brands as well as acquire and accelerate preexisting brands that have high visibility or are innovators in their respective categories . The Company is led by a management team that has built and managed some of the top brands in the beverage industry and led sales from product launch into the billions with brands including RedBull , Gallo, Bacardi, Muscle Milk, Jones Soda, Sparkling Ice, and Diageo . 3 SBEV

CURRENT BRAND LINE UP P ortfolio maximize s manufacturing & distribution efficiencies and minimizes risk over multiple channels Licensing deal with The World Wrestling Entertainment (the “WWE”) SALT Naturally Flavored Tequila 4 Believed to be the First F lavored Hand Crafted 100% Agave 80 - proof T equila TapouT Performance Drink Copa di Vino Single Serve Varietal Wine by the Glass “Born” on Shark Tank Pulpoloco Flavored Sangrias from Spain packaged in Eco - Friendly Biodegradable Paper Cans SBEV

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INVESTMENT HIGHLIGHTS

Management Team & Board are Leaders in the Beverage Industry

- Over 120 years of combined experience in the beverage industry
- Brands managed by executives include: RedBull, Gallo, Diageo, Bacardi, Sparkling Ice, Muscle Milk, Jones Soda, Fuse, Bob Marley Beverages
- Board of Directors from companies such as RedBull, DIAGEO, Bacardi, Nestlé, Coke, Miller Coors

Robust Distribution in Place and Growing

- Products are on retail shelves in multiple channels
- Chains are coming aboard quickly due to management's past relationships and brands' marketing reach
- DSD Distributors (Budweiser, etc.), Broad-liners (McLain, Cormark, KEHE, UNFI) all in place
- Geographic depth and breadth increasing in U.S. and internationally

Preexisting Brand Awareness & Pure Innovation

- Business model requires preexisting brand awareness and / or pure innovation when acquiring new brands
- *Preexisting Awareness:* TapouT has 23 years of brand awareness; Official Training Partner of the WWE
- *Innovation:* SALT Naturally Flavored Tequila believed to be the 1st 100% Agave, 80 Proof line of flavored Tequilas
- Impact of flavors on Rum, Vodka, even brown spirits have been significant . . .Tequila is next

Industry Growth Opportunities / Timing & Acquisition

- In the last 10 years, Tequila Volume has grown by 72%
- 10x Growth of Flavored Spirits vs. Unflavored and 110% growth on "pure spirits" – single malt / barrel brown spirits and 100% agave tequilas
- Functional Beverages have grown 32% in the last 5 years
- Acquisition strategy underway

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NYSE American : SBEV Stock Price : $ 3 . 40 Trading Volume ( 9 0 day av g . ) : ~ 50 , 000 Market Cap : ~ $ 92 M Shares Outstanding : 26 . 74 Cash on Hand : ~ $ 15 M SBEV 6 EQUITY PROFILE Revenues (TTM): $5.3 M 2058% growth Q1 2020 to Q1 2021 Quarterly Revenue Growth (millions) SBEV

▪ Global beverage market valued at $1.5 trillion in 2018 and projected to grow to $1.8 trillion by 2024 1 ▪ Recent growth has taken place in the emerging Functional Beverage Category as ignited by Vitamin Water’s $4.2 billion sale to Coke 2 ▪ V aluation multiples for acquisitions and spin - off transactions typically range from 5x - 7x of gross revenue and reach up to 20x for the best known brands ▪ Splash is positioned to capitalize on industry growth due to management's experience and relationships with distribution and retail ▪ Cash out exits of specific brand sales will go to topline revenue and bolster shareholder value ▪ Wm. Bolthouse Farms Exit Case Study » Wm. Bolthouse Farms Sold to Madison Dearborn Partners for $1 billion » MDP Sold to Campbells for $1.55 billion 6 years later 1. - Research and Markets: Global Beverage Market Forecasts - link 2. - Expected industry growth in 2018 - Canadian, Quarterly Beverage Tracker, February 2019. SBEV 7 $1.5 TRILLION MARKET WITH HIGH VALUATION MULTIPLES SBEV

M&A TRANSACTIONS OF COMPARABLE COMPANIES CONFIDENTIAL - Splash Beverage Group, Inc. Year Target Acquirer EV/Sales Price 2017 2017 2016 2013 $1.7 B $1.0 B $475 M $1.6 B 6.7x 20.0x 5 .1x 6 .1x 2007 $4.2 B 9.5x 8 2. Beverage Information & Insights Group – 2020 Liquor Handbook 1. Beverage Digest Fact Book, Fourteenth Edition. Published by Beverage Digest Company L.L.C. SBEV

COMPANY LEADERSHIP: LED BILLIONS IN SALES 9 SBEV

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MANAGEMENT

Robert Nistico
Chief Executive Officer & Managing Partner

- 27 years experience in the Beverage Industry
- Executive management experience in all 3 Tiers of Beverage system; sales, marketing, distribution and brand development for beer, wine, spirits and nonalcoholic beverages
- 5th Employee at **Red Bull** North America; SR Vice President & General Manager for 10+ Years; **took annual revenue from $0 to $1.6 Billion**
- Most recently President & CEO of **Marley Beverages, led company from $0 to $45 Million in annual revenue in 3 years**

Sanjeev Javia (Consultant to The Company)
Nutritional Scientist & Product Development

- Sports Nutrition & Fitness Industry Expert
- Written 600+ nutritional plans for professional athletes, Olympic Gold Medalists , AD's and strength & conditioning coaches
- **Client list includes Super Bowl MVPs: Tom Brady** & Kurt Warner, World Series Champions: Curt Schilling & Randy Johnson, Stanley Cup Champions, PGA Players, Green Bay Packers, Red Sox & Denver Nuggets
- Mr. Javia provides a unique advantage that Splash expects to leverage and communicate at a time we deem proper

William Meissner
President & CMO

- 20 Years of leadership, sales and marketing experience in clean-label and functional Consumer Packaged Goods
- CEO of Sweet Leaf & Tradewinds Tea, CEO of Genesis Today (a VMS category leader), CEO of Tazza Pronto/Distant Lands Coffee, CEO of Jones Soda, President of Talking Rain, CMO of Fuze/NOS Beverage (Coca-Cola), Brand Director SoBe Beverages (PepsiCo), Nutritional Category Manager Tetra Pak
- Proven brand builder with experience growing consumer products with both large and limited budgets; Has **taken multiple consumer brands from conception to +$100mm in revenue**

Dean Huge
Chief Financial Officer

- 35 years experience in Accounting & Finance in both the public and private sectors
- Involved with in-depth work in accounting, audits, IPOs, and secondary offerings (**Managed four public offerings as CFO**)
- Assisted numerous companies grow including Catalyst Energy, Corp. which was named Inc. Magazine's Fastest Growing Company within 36 months
- Expertise in financial services, manufacturing, distribution and SAAS type programs

Aida Aragon – Former VP Muscle Milk

Jason Schwenck – Former RedBull VP

SPLASH

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BOARD OF DIRECTORS Peter McDonough Former President & CMO, Diageo Americas from 2008 to 2017 Robert Nistico, CEO & Founder Co - Founder of Splash, Former Red Bull SVP&GM Justin Yorke, McGrain Financial Partner Candace Crawford Built and Sold Brands to COKE, Tropicana & Others Pete Carr President of Bacardi – former President of Diageo Control States Jack Mulhern Former President of Nestle USA John Walsh Former Deloitte & Touche Partner 11 SBEV BOARD ADVISORS

12 GLOBAL DISTRIBUTION: RELATIONSHIPS WITH DISTRIBUTORS & RETAILERS SBEV

DIRECT WAREH O USE DIRECT STORE DELIVERY “DSD” WITH CLASS A DISTRIBUTORS BROADLINE DISTRIBUTORS National chains Independent local markets & regional chains National & Regional chains, specialty food & C - Stores 13 Key strategic alliance with b roadline distributors which gives Splash the ability to distribute to every national and regional chain – This is verry a important competitive advantage SBEV HYBRID DISTRIBUTION MODEL LEVERAGES 3 ROUTES TO MARKET

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▪ Currently building out Qplash ecommerce B2B and B2C platform ▪ Industry distribution landscape is changing rapidly with online and direct to consumer sales projected to increase significantly ▪ Regulatory environment shifting in the U.S. for alcohol delivery within and across state borders ▪ Higher margin revenues on Qplash ▪ Instant coast - to - coast coverage for Splash’s own brands and reselling others ▪ Enables Splash to immediately test market local and regional brands for potential purchase and subsequently market, sell, and build awareness for newly acquired brands SBEV ONLINE & DIRECT - TO - CONSUMER PLATFORM 15

16 BRAND PORTFOLIO: PREEXISTING BRAND RECOGNITION & INNOVATOR IN ITS CATEGORY SBEV

BRAND PORTFOLIO STRATEGY Required (Minimum) Brand Attributes Incorporated that Reduce & Dilute Risk ▪ Believed to be the f irst f lavored 100 % agave 80 proof t equila l ine ▪ Outstanding t aste , especially given that it is 80 proof ▪ Flavoring has influenced sales growth of Rum, Vodka , and now , brown liquors such as whiskies and brandies – T equila is next ▪ Positive Total Category Growth of 10 . 4 % and High - End Segment up 14 . 9 % in 2020 1 ▪ National authorization with Total Wine, the largest private wine & spirits chain in the US, SAMS and WalMart Spirits ▪ Repeat orders in Mexico in high - end grocery chains such as Soriana’s have driven authorizations in other key chains such as Walmart MEX , HEB MEX ▪ B rand is gender neutral and a has a ppeal to female consumers due to the flavor profiles of chocolate, berry and citrus ▪ Joint Venture with Founder – Splash to have controlling interest by December 2021 SALT Tequila 17 1 - Beverage Digest Fact Book, Fourteenth Edition. Published by Beverage Digest Company L.L.C. SBEV

TEQUILA 10x Growth of Flavored Spirits vs. Unflavored 14% Annual Growth of Tequila Consumption in the US, driven by 100% Agave varieties. Second highest next to whiskey.* 1. Distilled Spirits Council 2020 2. Beverage Information & Insights Group – 2020 Liquor Handbook IN THE LAST 10 YEARS, TEQUILA VOLUME HAS GROWN BY 72% (about 5.5% a year) 20 MILLION CASES OF TEQUILA SOLD in 2019 in U.S. (UP 8.5% FROM 2018) $3.8 BILLION U.S. SALES IN 2019 FASTEST TEQUILA GROWTH HAS BEEN IN… SUPER PREMIUM TEQUILA $30+/bottle Grown by 430% since 2002 (9.2% in 2019) HIGH END TEQUILA $18 - $30/bottle Grown 168% in volume since 2012 (7% in 2019 ) FLAVORS QUALITY SBEV SALT NATURALLY FLAVORED TEQUILA HAS POTENTIAL TO BE A TRIPLE WIN 18

SALT TEQUILA ACTIVATION & MARKETING SBEV 19

TAPOUT HYDRATION AND RECOVERY DRINK PREEXISTING BRAND AWARENESS ▪ 2 3 Years of Operating History selling Brand ed Merchandise ▪ License Agreement with the Core Brand Leverages Sales of Splash’s TapouT Beverages ▪ Efforts and investments by other affiliates broaden brand appeal to both male and female consumers and raise awareness of the core brand benefitting Splash’s TapouT beverage sales » TapouT athletic wear is already being sold by other TapouT Affiliate to Major retailers » 28 of a Potential 200 TapouT Gyms already in Place by other TapouT Affiliate SBEV 20

Strong Heritage Iconic Value Advanced Formula Premium Price Lack of Heritage Iconic Value Basic Formula Value Price 21 CONFIDENTIAL – SPLASH BEVERAGE GROUP, INC. SBEV EXPANDING THE CATEGORY “THE WHITE SPACE” 21

TAPOUT’S WWE PARTNERSHIP WWE Talent WWE Events Music Original releases Home Video WWE Studios 40+ films 8 - 10 new releases per year Digital and Social Media 450+ million fans Consumer Products WWE Network Television Programming *Source: WWE World Wrestling Entertainment SBEV 22

A FFINITY FOR WWE & ITS BRAND PARTNERS INCLUDING TapouT IN POTENTIALLY MORE THAN 50% OF U . S . TV HOMES 116M TOTAL U.S. TV HOMES 62M WWE FAN HOMES 13M P A SSION A TE FANS 2 8 M C A S U AL FANS 2 1 M LAPSED FANS 23 *Source: WWE World Wrestling Entertainment SBEV

MARKETING INTEGRATION WITH SPLASH’S TapouT WWE HAS 739 MILLION FOLLOWS ON SOCIAL MEDIA TO LEVERAGE DIGITAL MEDIA Developed c ustomized digital media content for social media and in store promoting TapouT as the official fitness and training partner of the WWE: • Integration on WWE YouTube Channel • Geotargeted digital ads around specific events • Email blasts to TapouT and WWE fans to drive store traffic ENDORSEMENTS Talent to tweet or post announcement that TapouT product has launched at 7 - Eleven. • John Cena – 15 Million+ fans • Bella Twins – 1 2 million + fans LIVE EVENTS 24 *Source: WWE World Wrestling Entertainment SBEV

ILLUSTRATIVE EXAMPLES OF SPLASH’S EXECUTION

▪ Copa Di Vino » Completed December 2020 » “Born” on Shark Tank » 100% owned » Distribution to 13,000 retailers » 82 Anheuser Busch distributors ▪ Acquisition Selection Strategy » Segment Analysis and Relevance » Portfolio and Personnel Synergies » Route to Market - Assistance or Challenges » Distribution Performance » Revenue and Margins (Stage of GOGS) FIRST ACQUISITION EXPECTED TO ADD SIGNIFICANT REVENUE MOMENTUM SBEV 26

▪ Pulpoloco » Produced by Copa di Vino » Sangria made in Spain; Proprietary family recipe » 4 flavors » Encased in 100% biodegradable can made from paper PULPOLOCO: PROPRIETARY BIODEGRADABLE PACKAGING COMMITMENT TO BRAND INTEGRITY SBEV 27

Replicate CEO’s success at RedBull : Splash’s core strength is flexibility & speed to action ▪ Bring selected opportunities into the wheelhouse ▪ Utilize management’s industry strength and branding partners ▪ Accelerate the reach of Splash brands through global sales channels ▪ Leverage the quality of sales channel adoption for long term positioning of successful brands ▪ Celebrity, professional athlete and reference value added to our brands ▪ When opportunistic, Splash may entertain larger exits by selling a more mature brand, thus creating cash events for shareholders and the company Core values dictate that Splash only work with brands that have PREEXISTING BRAND AWARENESS and/or are viewed as TRULY INNOVATIVE SPLASH FORUMULA FOR SUCCESS SBEV 28